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                                                                    EXHIBIT 23.2

            CONSENT OF J.C. HOLLAND & CO., PSC, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 16, 1998 with respect to the consolidated financial statements of Auburn Hosiery Mills, Inc., in Amendment No. 1 to the Registration Statement (Form S-1 No. 47327) and related Prospectus of Gerber Childrenswear, Inc. dated April 27, 1998.


J.C. Holland & Co., PSC
Bowling Green, Kentucky

April 27, 1998